                                                                    EXHIBIT 10.6

                     PATENT AND TRADEMARK SECURITY AGREEMENT
                     ---------------------------------------

         THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of March 31, 2001, is made by and among XCEL PHARMACEUTICALS, INC., a Delaware corporation ("Debtor") and ELAN PHARMA INTERNATIONAL LIMITED, a corporation organized under the laws of the Republic of Ireland (together with its successors and assigns, called the "Lender").

         Debtor and Lender hereby agree as follows:

         SECTION 1  Definitions; Interpretation.
                    ---------------------------

         (a)  Terms Defined in Security Agreement. All capitalized terms used in
              -----------------------------------
this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

         (b)  Certain Defined Terms. As used in this Agreement, the following
              ---------------------
terms shall have the following meanings:


         "Collateral" has the meaning set forth in Section 2.
          ----------

         "PTO" means the United States Patent and Trademark Office.
          ---

         "Security Agreement" means the Security Agreement dated as of March 31,
          ------------------
2001 between Debtor and Lender.

         (c)  Terms Defined in UCC. Where applicable and except as otherwise
              --------------------
defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         (d)  Interpretation. The rules of interpretation applicable to the
              --------------
Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

         SECTION 2  Security Interest.
                    -----------------

         (a)  Grant of Security Interest. As security for the payment and
              --------------------------
performance of the Obligations, Debtor hereby assigns, transfers and conveys to Lender and grants a security interest in and mortgage to Lender, all of Debtor's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Debtor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral") to the extent the same constitute Purchased Assets or constitute any improvements, modifications, and know-how and negative know-how related to or derived from such Purchased Assets:

              (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents and patent applications as described in Schedule A), all rights to sue for past, present or future
             ----------
infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

                                       1.

               (ii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such marks, names and applications as described in Schedule B),
                                                              ----------
whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof, together with all goodwill associated with or related to the foregoing;

               (iii) all general intangibles and all intangible intellectual or other similar property of Debtor of any kind or nature, relating to the Purchased Assets and to any improvements, modifications, and associated know-how and negative know-how related to or derived from such Purchased Assets, including, but not limited to any New Drug Applications (NDAs) or Supplemental New Drug Applications (sNDAs) for the Products (as that term is defined in the Purchase Agreement) and any future modifications thereof; and

               (iv) all proceeds of any and all of the foregoing Collateral (including license royalties, damages, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral.

          (b)  Continuing Security Interest. Debtor agrees that this Agreement
               ----------------------------
shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 11.

          SECTION 3  Supplement to Security Agreement. This Agreement has been
                     --------------------------------
granted in conjunction with the security interests granted to Lender under the Security Agreement. The rights and remedies of Lender with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

          SECTION 4  [Omitted.]
                     --------

          SECTION 5  Further Acts. On a continuing basis, Debtor shall make,
                     ------------
execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be reasonably requested by Lender to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the PTO and/or any applicable state office. Lender may record this Agreement, an abstract thereof, or any other document describing Lender's interest in the Collateral with the PTO, at the expense of Debtor.

                                       2.

          SECTION 6  Authorization to Supplement, Etc.
                     --------------------------------

          (a) Debtor shall have the duty to diligently prosecute, file and/or make, unless and until Debtor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Collateral owned, held or used by Debtor and identified on Schedules A and B either now or in the future,
                                 -----------     -
as applicable, (ii) application on any future patentable but unpatented innovation or invention comprising Collateral, and (iii) trademark opposition and cancellation proceedings, renew trademark registrations and copyright registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in the Collateral. Any expenses incurred in connection therewith shall be borne solely by Debtor. Subject to foregoing, Debtor shall give Lender written notice of any abandonment of any Collateral identified on Schedule A and B.
              ----------     -

          (b) If Debtor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent that relate to the Purchased Assets (or improvements thereof), the provisions of this Agreement shall automatically apply thereto. Debtor shall give prompt notice in writing to Lender with respect to any such new trademarks or patents, or renewal or extension of any trademark registration relating to the Purchased Assets or improvements thereof. Without limiting Debtor's obligations under this
Section 6, Debtor authorizes Lender to modify this Agreement by amending Schedules A or B to include any such new patent or trademark rights.
-----------    -
Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B shall in any way affect, invalidate or detract from Debtor's
-----------    -
continuing security interest in all Collateral, whether or not listed on Schedule A or B.
----------    -

          SECTION 7  Binding Effect. This Agreement shall be binding upon, inure
                     --------------
to the benefit of and be enforceable by Debtor, Lender and their respective successors and assigns. Debtor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Lender, which consent shall not be unreasonably withheld. Any such purported assignment, transfer, hypothecation or other conveyance by Debtor without the prior express written consent of Lender shall be void. The Lender reserves the right to sell, assign, transfer or grant participations in all or any portion of the Lender's rights and obligations hereunder and under the other Acquisition Financing Documents to any other Person. Except in the case of assignments to an Affiliate of the Lender, any assignment by Lender shall be subject to the prior written consent of the Debtor at all times other than during the existence of an Event of Default, which consent shall not be unreasonably withheld. In the event of any such assignment, the assignee shall be deemed to be the "Lender" for all purposes of the Documents and succeed to all the rights and benefits of Lender hereunder as well as under the other Documents, and the obligations of Lender shall thereupon terminate. Debtor agrees that, upon any such sale, assignment, transfer or grant such assignee may enforce directly, without joinder of Lender, the rights of Lender set forth in this Agreement. Any such assignee shall be entitled to enforce Lender's rights and remedies under this Agreement to the same extent as if it were a "Lender" party hereto.

          SECTION 8  Governing Law. This Agreement shall be governed by, and
                     -------------
construed in accordance with, the law of the State of California without giving effect to conflict of laws principles, except as required by mandatory provisions of law and to the extent the validity or

                                       3.

perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

          SECTION 9  Amendment. This Agreement is subject to modification only
                     ---------
by a writing signed by the parties, except as provided herein. To the extent that any provision of this Agreement conflicts with any provision of the Security Agreement or the Product Financing Acquisition Agreement, the provision giving Lender greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Lender under the Security Agreement and/or the Product Acquisition Financing Agreement.

          SECTION 10 Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 11 Termination. Upon payment and performance in full of all
                     -----------
Obligations, the security interests created by this Agreement shall terminate and Lender shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all such security interests given by Debtor to Lender hereunder, including cancellation of this Agreement by written notice from Lender to the PTO.




                           (SIGNATURE PAGE TO FOLLOW.)

                                       4.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                             DEBTOR
                                             ------

                                             XCEL PHARMACEUTICALS, INC.


                                             By     /s/ Michael T. Borer
                                                    ----------------------------
                                             Title: President & CEO

                                             Address:

                                             7475 Lusk Boulevard
                                             San Diego, CA 92121
                                             Attn.: Corporate Secretary
                                             Fax No. 858-657-0981


                                             LENDER
                                             ------

                                             ELAN PHARMA INTERNATIONAL LIMITED

                                             By:     /s/ David Hurley
                                                     ---------------------------
                                             Title:  Director

                                             Address:

                                             WIL House
                                             Shannon Business Park
                                             Shannon
                                             Co Clare, Ireland
                                             Attention: Company Secretary
                                             Facsimile: +353 61 362 097


           [SIGNATURE PAGE TO PATENT AND TRADEMARK SECURITY AGREEMENT]

                                       5.

         STATE OF CALIFORNIA      )
                                  ) ss
         COUNTY OF SAN DIEGO      )

         On March 30, 2001 before me, Lisa E. Jambeau, Notary Public, personally appeared, Michael Borer, CEO & President personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person executed the instrument.

         WITNESS my hand and official seal.

                                             /s/ Lisa E. Jambeau
                                             -----------------------------------
                                                      Signature

         [SEAL]

                                       6.

                                   SCHEDULE A
                 to the Patent and Trademark Security Agreement

                           XCEL PHARMACEUTICALS, INC.

                     U.S. Patents and Applications of Debtor
                     ---------------------------------------

----------------------------------------------------------------------------------------------------------------------------
   COUNTRY                  SERIAL NO.              PATENT NO.                 TITLE                     STATUS

----------------------------------------------------------------------------------------------------------------------------
CANADA                    2,171,627                                      Rectally-                      PENDING
                          filed: 09/12/1994                              Administered,
                                                                         Epileptic-Seizure-
                                                                         Inhibiting
                                                                         Composition

----------------------------------------------------------------------------------------------------------------------------
UNITED                    08/122,685                5,462,740            Rectally-                      ISSUED, expires
STATES                    filed: 09/17/1993         issued:              Administered,                  09/17/2013
                                                    10/31/1995           Epileptic-Seizure-
                                                                         Inhibiting
                                                                         Composition

----------------------------------------------------------------------------------------------------------------------------
UNITED                    08/172,599                                     Rectally-                      abandoned
STATES                    filed: 12/21/1993                              Administered,
                                                                         Epileptic-Seizure
                                                                         Inhibiting
                                                                         Composition

-----------------------------------------------------------------------------------------------------------------------------



                   Foreign Patents and Applications of Debtor
                   ------------------------------------------

                           XCEL PHARMACEUTICALS, INC.

----------------------------------------------------------------------------------------------------------------------------
        COUNTRY                SERIAL NO.              PATENT NO.           TITLE                          STATUS

----------------------------------------------------------------------------------------------------------------------------
CANADA                    2,171,627                                      Rectally-                        PENDING
                          filed: 09/12/1994                              Administered,
                                                                         Epileptic-
                                                                         Seizure-
                                                                         Inhibiting
                                                                         Composition

----------------------------------------------------------------------------------------------------------------------------
WIPO                      PCT/US94/                                      Rectally-                        abandoned end of
                          10301                                          Administered,                    Chapter II
                          filed: 09/12/1994                              Epileptic-
                                                                         Seizure-
                                                                         Inhibiting
                                                                         Composition

----------------------------------------------------------------------------------------------------------------------------

                                      A-1.

                                   SCHEDULE B
                 to the Patent and Trademark Security Agreement

                           XCEL PHARMACEUTICALS, INC.

                            U.S. Trademarks of Debtor
                            -------------------------

  Registration            Registration                                Registered
      No.                     Date               Filing Date             Owner                  Mark
 --------------          --------------          -----------        --------------              ----
   1,819,386                                                      Xcel                        DIASTAT
                                                                  Pharmaceuticals
                                                                  Inc.

     569,143                                                      Xcel                        MYSOLINE
                                                                  Pharmaceuticals
                                                                  Inc.




                          Canadian Trademarks of Debtor
                          -----------------------------

                           XCEL PHARMACEUTICALS, INC.

   Trademark      Registration No./ Application No.    Country       Status
   ---------      --------------------------------     -------       ------

   DIASTAT                  TMA465,699                 Canada        Registered

   DIASTAT                  1,084,444                  Canada        Pending